UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

February 14, 2013

Date of Report (Date of earliest event reported)

SONUS NETWORKS, INC.

(Exact Name of Registrant as Specified in its Charter)

DELAWARE	001-34115	04-3387074
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

4 TECHNOLOGY PARK DRIVE, WESTFORD, MASSACHUSETTS 01886

(Address of Principal Executive Offices) (Zip Code)

(978) 614-8100

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02      Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 15, 2013, the Board of Directors of Sonus Networks, Inc. (the “Company”) appointed Maurice Castonguay, Senior Vice President and Chief Financial Officer of the Company, as the principal accounting officer of the Company effective February 15, 2013.

On February 14, 2013, the Compensation Committee (the “Committee”) of the Board of Directors of the Company approved the actions described below with respect to executive compensation for the year ended December 31, 2012.  While the Committee determined that the 2012 performance goals for compensation purposes were only partially satisfied (as described below), the Committee determined that the executive team had made significant progress against the long-term strategic plan to overhaul the Company’s business model and therefore approved the compensation described below.  In reaching its determination, the Committee considered that the underperformance relative to the performance metrics did not, in the Committee’s judgment, adequately reflect the progress the management team made in  2012 to transform the Company from a shrinking media gateway (“MGW”) business to a growing session border controller (“SBC”) business, including: growth in SBC revenue and market share; growth in the depth and breadth of the Company’s SBC product portfolio; increases in the Company’s media reach and third party recognition that the Company is a ‘leader’ in the SBC marketplace; the launch of the Company’s channel sales program; and technology advancements intended to permit reductions in expenses in line with expected declines in the Company’s MGW business, which decline was much faster than was embedded in the numbers underlying the original performance targets.  In addition, the Committee also considered the discretion included in the original performance share awards with respect to the determination of whether the Company had achieved threshold performance and the need to provide motivating incentives to retain the Company’s current executive officers.

As a result, on February 14, 2013, the Committee determined that the Named Executive Officers of the Company listed below would receive the following awards:

Performance Shares.  The following table summarizes the actions taken with respect to performance shares awards that were originally granted between September 2011 and March 2012, including the number of shares that the Committee vested as of February 15, 2013 and the number of shares that the Committee made subject to further performance- and time-vesting goals.  At the time the performance metrics for these awards were established, the awards specified target levels of achievement for vesting of the awards (which target levels were not achieved), but provided the Committee with discretion to determine threshold and maximum achievement.  With respect to the shares made subject to further goals, the Committee, in its sole discretion, established performance conditions reflecting certain levels of achievement during 2013.  The actual number of shares that will become performance-vested will be determined by the Committee’s assessment of Company performance during 2013.  The Committee believes that the established performance metrics for 2013, some of which relate to full-year performance and others of which relate to performance for portions of the year, are comparably challenging to the metrics set for 2012.

Named Executive Officer	Maximum Number of Shares Subject to Original Performance Share Grants		Number of Performance Shares Vested as of 2/15/13 (1)	Number of Performance Shares Eligible for Future Vesting (2)
Raymond Dolan, President and Chief Executive Officer	800,000	(3)	186,117	613,883	(7)
Maurice Castonguay, Senior Vice President and Chief Financial Officer	447,917	(4)	111,979	335,938	(8)
Todd Abbott, Executive Vice President, Strategy and Go-to-Market	400,000	(5)	93,058	306,942	(9)
Matthew Dillon, Senior Vice President, Global Services and Systems Management	174,083	(6)	38,021	136,062	(10)

(1)         Represents, in each case, the number of shares that would have vested as of the date the Company reported its financial results by which the achievement of 2012 performance metrics could be determined pursuant to the terms of the award had the maximum level of performance been achieved with respect to such award.

(2)         The number of shares included in this column depicts the maximum number of shares the corresponding individual could achieve if the maximum level of performance is achieved during fiscal year 2013.  However, these numbers could potentially be zero if the level of performance is not achieved.  These performance shares all have the same performance vesting criteria and, if any such shares are earned, will vest subject to the continued employment of each Named Executive Officer at the time of vesting.

Represents, with respect to Mr. Dolan, the remaining shares that will be subject to further performance- and time-vesting criteria as discussed below, as well as 166,650 shares of performance stock that are eligible to performance vest pursuant to the same performance- and time-vesting criteria discussed below; such 166,650 shares were granted to Mr. Dolan in March 2012 and the Committee first established the metrics and vesting schedule for such shares on February 14, 2013.

With respect to Mr. Castonguay, this number represents the remaining shares that will be subject to further performance- and time-vesting criteria as discussed below.

With respect to Mr. Abbott, this number represents the remaining shares that will be subject to further performance- and time-vesting criteria as discussed below, as well as 83,325 shares of performance stock that are eligible to performance vest pursuant to the same performance- and time-vesting criteria as discussed below; such 83,325 shares were granted to Mr. Abbott in March 2012 and the Committee first established the metrics and vesting schedule for such shares on February 14, 2013.

With respect to Mr. Dillon, this number represents the remaining  shares that will be subject to further performance- and time-vesting criteria as discussed below, as well as 22,000 shares of performance stock that are eligible to be granted and performance vest pursuant to the same performance- and time-vesting criteria as discussed below; such 22,000 shares, if any shares are earned, will be issued to Mr. Dillon pursuant to the terms of his Severance and Retention Program and Agreement, dated October 2008.  The Committee first established the metrics and vesting schedule for such shares on February 14, 2013.

(3)         Consists of three separate performance share grants awarded to Mr. Dolan in March 2012.

(4)         Consists of two separate performance share grants, one awarded to Mr. Castonguay in September 2011 and the other in March 2012.

(5)         Consists of three separate performance share grants awarded to Mr. Abbott in March 2012.

(6)         Consists of two separate performance share grants awarded to Mr. Dillon, one in October 2011 and the other in March 2012, and a potential issuance of 22,000 shares of performance stock.  Pursuant to his Severance and Retention Program and Agreement, dated October 2008, if the performance- and time-vesting criteria discussed below are satisfied, then Mr. Dillon will be issued 22,000 shares of performance stock.

(7)         If all of the 613,883 shares are earned, (i) 222,233 shares will vest as follows: one-half of the shares that become performance vested (i.e., up to a maximum of 111,117 shares) will vest on the later of the date the achievement of such metrics is determined or October 12, 2013; and the remaining one-half (i.e., up to a maximum of 111,116 shares) will time vest on October 12, 2014; (ii) 225,000 shares will vest as follows: one-third of such shares that become performance vested (i.e., up to a maximum of 75,000 shares) will vest on the later of the date the achievement of such metrics is determined or March 16, 2013; and the remaining two-thirds of such shares (i.e., up to a maximum of 75,000 shares at each remaining vesting date) will time vest on each of March 16, 2014 and March 16, 2015; and (iii) 166,650 shares will vest as follows: one-third of such shares that become performance vested (i.e., up to a maximum of 55,550 shares) will vest on the date the achievement of such metrics is determined; and the remaining two-thirds of such shares (i.e., up to a maximum of 55,550 shares at each remaining vesting date) will time vest on each of March 15, 2014 and March 15, 2015.

(8)         If all of the 335,938 shares are earned, (i) 281,250 shares will vest as follows: one-third of such shares that become performance vested (i.e., up to a maximum of 93,750 shares) will vest on the later of the date the achievement of such metrics is determined or August 26, 2013; and the remaining two-thirds of such shares (i.e., up to a maximum of 93,750 shares at each remaining vesting date) will time vest on each of August 26, 2014 and August 26, 2015; and (ii) 54,688 shares will vest as follows: one-third of such shares (i.e., up to a maximum of 18,229 shares) that become performance vested will vest on the later of the date the achievement of such metrics is determined or March 15, 2013; one-third of such shares (i.e., up to a maximum of 18,229 shares) will time vest on March 15, 2014; and the remaining one-third of such shares (i.e., up to a maximum of 18,230 shares) will time vest on March 15, 2015.

(9)         If all of the 306,942 shares are earned, (i) 111,117 shares will vest as follows: one-half of the shares that become performance vested (i.e., up to a maximum of 55,558 shares) will vest on the later of the date the achievement of such metrics is determined or May 3, 2014; and the remaining one-half of such shares (i.e., up to a maximum of 55,559 shares) will time vest on May 3, 2015; (ii) 112,500 shares will vest as follows: one-third of such shares that become performance vested (i.e., up to a maximum of 37,500 shares) will vest on the later of the date the achievement of such metrics is determined or March 16, 2013; and the remaining two-thirds of such shares (i.e., up to a maximum of 37,500 shares at each remaining vesting date) will time vest on each of March 16, 2014 and March 16, 2015; and (iii) 83,325 shares will vest as follows: one-third of such shares that become performance vested (i.e., up to a maximum of 27,775 shares) will vest on the date the achievement of such metrics is determined; and the remaining two-thirds of such shares (i.e., up to a maximum of 27,775 shares at each remaining vesting date) will time vest on each of March 15, 2014 and March 15, 2015.

(10)  If all of the 136,062 shares are earned, (i) 75,000 shares will vest as follows: one-third of such shares that become performance vested (i.e., up to a maximum of 25,000 shares) will vest on the later of the date the achievement of such metrics is determined or October 15, 2013; and the remaining two-thirds of such shares (i.e., up to a maximum of 25,000 shares at each remaining vesting date) will time vest on each of October 15, 2014 and October 15, 2015; (ii) 39,062 shares will vest as follows: one-third of such shares (i.e., up to a maximum of 13,021 shares) that become performance vested will vest on the later of the date the achievement of such metrics is determined or March 15, 2013; one-third of such shares (i.e., up to a maximum of 13,021 shares) will time vest on March 15, 2014; and the remaining one-third of such shares (i.e., up to a maximum of 13,020 shares) will time vest on March 15, 2015; and (iii) 22,000 shares will vest as follows: 100% of the number of shares earned with respect to such performance will vest in full on the date the achievement of such metrics is determined.

Restricted Stock Issued in Lieu of Annual Cash Bonus Program.   With respect to the Company’s annual cash bonus program, the Company has one cash incentive plan — the Senior Management Cash Incentive Plan — that covers the Named Executive Officers.  The Committee determined on February 14, 2013, that the performance goals with respect to the 2012 cash bonuses for each of the Named Executive Officers for 2012 were not satisfied at the specified threshold levels of performance.  However, for the same reasons discussed above, the Committee approved the payment of a bonus in the amount equal to 100% of the target bonus of each Named Executive Officer; provided, however, that such bonuses would be paid in the form of restricted shares of the Company’s common stock and would be subject to time vesting.  The following table summarizes the actions taken in lieu of the payment of 2012 cash bonuses to our Named Executive Officers:

Named Executive Officer	Bonus Eligibility Under Senior Management Cash Incentive Plan	Full Year Target Bonus at 100% of Target	Number of Restricted Shares Granted (1)	Number of Restricted Shares Forfeited
Raymond Dolan, President and Chief Executive Officer	100% of base salary	$500,000	280,899	140,449	(2)
Maurice Castonguay, Senior Vice President and Chief Financial Officer	60% of base salary	$171,000	62,868	—
Todd Abbott, Executive Vice President, Strategy and Go-to-Market	75% of base salary	$300,000	110,295	—
Matthew Dillon, Senior Vice President, Global Services and Systems Management	60% of base salary	$180,000	66,177	—

(1)         Represents 100% of each Named Executive Officer’s full year target bonus at 100% target, divided by $2.72, the closing price of the Company’s common stock on February 15, 2013.

For Mr. Dolan, the Committee approved the payment of a bonus in an amount equal to 100% of his target bonus.  In August 2012, Mr. Dolan elected to receive his 2012 cash bonus, if any bonus was earned, in the form of restricted shares of the Company’s common stock.  On August 10, 2012, he was granted 421,348 shares of restricted stock, which was equal to his maximum target bonus of 150% of his annual target bonus, divided by $1.78, the closing price of the Company’s common stock on the grant date.  Accordingly, Mr. Dolan will earn 280,899 of the restricted shares, or two-thirds of the maximum target bonus; and, subject to Mr. Dolan’s continued employment with the Company on the vesting dates, 50% of  such shares will vest on August 15, 2013, and the remaining 50% of the restricted stock earned will vest on February 15, 2014.

For each of Messieurs Castonguay, Abbott and Dillon, the number of restricted shares earned was equal to the payment of his full-year target bonus at 100% of target, divided by $2.72, the closing price of the Company’s common stock on the February 15, 2013 grant date.  Subject to the continued employment of each of Messieurs Castonguay, Abbott and Dillon on the vesting dates, 50% of the restricted shares will vest on August 15, 2013, and the remaining 50% of such shares will vest on February 14, 2014.

(2)         The remaining one-third of the restricted shares that were granted to Mr. Dolan in August 2012 were forfeited by Mr. Dolan on February 14, 2013.

Amendments to Employment Agreements.  On February 15, 2013, the Company and Mr. Dolan executed a letter agreement (the “Dolan Amendment”), amending the terms and conditions of Mr. Dolan’s employment as set forth in the October 8, 2010 letter (as previously amended by the letters dated February 14, 2011 and August 7, 2012, collectively, the “Dolan Agreement”).

Under the terms of the Dolan Amendment, Mr. Dolan elected to accept shares of restricted stock (the “2013 Dolan Salary Shares”) in lieu of base salary for the period January 1, 2013 through December 31, 2013.  Accordingly, on February 15, 2013, the Company granted Mr. Dolan 183,824 shares of restricted stock, such number of shares calculated by dividing his base salary by $2.72, the closing price of the Company’s common stock on the grant date.  The 2013 Dolan Salary Shares will vest on December 31, 2013.  If Mr. Dolan’s employment is terminated by Mr. Dolan with Good Reason (as defined in the Dolan Agreement) or by the Company without Cause (as defined in the Dolan Agreement) before December 31, 2013, a pro rata portion of the 2013 Dolan Salary Shares will vest on the date of such termination.  If Mr. Dolan terminates his employment without Good Reason or his employment is terminated by the Company for Cause before December 31, 2013, he will forfeit the 2013 Dolan Salary Shares.  Additionally, for the 2013 fiscal year during which Mr. Dolan is employed by the Company, the Company will pay Mr. Dolan’s share of the insurance premium relating to the benefit plans generally provided to employees of the Company in accordance with Company policy, currently including group health, life and dental insurance.

The Dolan Agreement was also amended to clarify that: (A) in the event the Company terminates Mr. Dolan’s employment for any reason other than Cause, his employment terminates due to his death or Disability (as defined in the Dolan Agreement), or Mr. Dolan terminates his employment for Good Reason, and subject to his execution of a comprehensive release, he will be eligible to receive the following benefits: (i) any options (as opposed to the defined term “Options” that applies to a specific award) that are unvested as of the termination date that would vest during the 24 months following his termination will accelerate and immediately vest and become exercisable upon termination, but if such termination  occurs in contemplation of, upon or after an Acquisition (as defined in the Dolan Agreement), then all unvested options (as opposed to the defined term “Options”) at that time will fully accelerate and immediately vest on the termination date; and all options (as opposed to the defined term “Options”) will remain outstanding and exercisable for the shorter of 5 years from the date of Mr. Dolan’s termination date or the original remaining life of the options (as opposed to the defined term “Options”); and (ii) any restricted shares (as opposed to the defined phrase “Restricted Shares” that applies to a specific award) that remain unvested as of the termination date and that would vest during the 24-month period following Mr. Dolan’s termination will accelerate and immediately vest upon termination and such shares will be freely marketable; provided that if Mr. Dolan’s termination occurs in contemplation of, upon or after an Acquisition, then all unvested restricted shares (as opposed to the defined phrase “Restricted Shares”) at that time will fully accelerate, immediately vest upon termination and be freely marketable; (B) if an Acquisition occurs (i) 50% of all unvested options (as opposed to the defined term “Options”) at that time will accelerate and immediately vest on the date of the Acquisition and the remaining unvested options will continue to vest according to their terms; (ii) during a performance period (as opposed to the defined term “Performance Period” that applies to a specific period described in the Dolan Agreement), 50% of any unvested performance shares (as opposed to a specific number of the defined term “Performance Shares”) at that time will vest immediately upon the date of the Acquisition and, subject to Mr. Dolan’s continued employment with the Company or a successor entity, 16.667% of such performance shares will vest on each of the first, second and third anniversaries of the date of Acquisition; and (iii) after the performance period (as opposed to the defined term “Performance Period” that applies to a specific period described in the Dolan Agreement), 50% of the unvested restricted shares (as opposed to the defined phrase “Restricted Shares” that applies to a specific award) will vest immediately upon the date of the Acquisition and the remaining unvested restricted shares (as opposed to the defined phrase “Restricted Shares”) will continue to vest according to their terms; and (C) if the Company terminates Mr. Dolan’s employment for any reason other than Cause, his employment terminates due to his death or Disability (as defined in the Dolan Agreement), or Mr. Dolan terminates his employment for Good Reason and such termination occurs during a performance period (as opposed to the defined term “Performance Period” that applies to a specific period described in the Dolan Agreement), 25% of any unvested performance shares (as opposed to a specific number of the defined term “Performance Shares”) at that time will vest immediately on the termination date; and the remainder of such performance shares will vest as restricted stock pursuant to subsection (A)(ii) of this paragraph.

On February 15, 2013, the Company also entered into amendments to the existing severance arrangements with each of Messieurs Castonguay, Abbott and Dillon in order to make uniform the change of control provisions for the Company’s executive team.  In the event their employment is terminated without Cause (as such term is defined in their respective employment agreements) or they terminate their employment for Good Reason (as such term is defined in their respective employment agreements) and such termination occurs within 12 months after a change in control of the Company, their severance arrangements would be amended as follows:

Severance Benefit	Mr. Castonguay	Mr. Abbott	Mr. Dillon
Previous Severance Payment (Multiple of Base Salary and Target Bonus)	1.5x	1.0x	1.0x
Amended Severance Payment (Multiple of Base Salary and Target Bonus)	No changes made	1.5x	1.5x
Previous Accelerated Vesting of Equity

12 months acceleration of Restricted Stock and Options as a basic severance benefit

50% acceleration of Options and Restricted Stock upon a change in control after the Performance Period

Upon a change in control during the Performance Period, 50% acceleration of 250,000 Performance Shares on the date of the change in control and, subject to continued employment, 16.667% vesting of such shares on each of 1st, 2nd and 3rd anniversaries of the date

12 months acceleration of Restricted Stock and Options as a basic severance benefit

50% acceleration of Options and Restricted Stock upon a change in control after the Performance Period

Upon a change in control during the Performance Period, 50% acceleration of 250,000 Performance Shares on the date of the change in control and, subject to continued employment, 16.667%

100% acceleration of Restricted Stock and 12 months acceleration of options as a basic severance benefit 100% acceleration of all options and Restricted Stock upon a change in control of the change in control

100% acceleration of any remaining unvested Restricted Stock and Options upon termination following a change in control

Upon termination during the Performance Period, 25% acceleration of 250,000 Performance Shares on the termination date and remainder of the shares to vest as Restricted Shares pursuant to the terms of the employment agreement vesting of such shares on each of 1st, 2nd and 3rd anniversaries of the date of the change in control

100% acceleration of any remaining unvested Restricted Stock and Options upon a termination following a change in control

Upon termination during the Performance Period, 25% acceleration of 250,000 Performance Shares on the termination date and remainder of the shares to vest as Restricted Shares pursuant to the terms of the employment agreement

Amended Accelerated Vesting of Equity

12 months acceleration of restricted stock and options as a basic severance benefit

50% acceleration of options and restricted stock upon a change in control after the performance period

Upon a change in control during the performance period, 50% acceleration of any unvested performance shares on the date of the change in control and, subject to continued employment, 16.667% vesting of such shares on each of 1st, 2nd and 3rd anniversaries of the date of the change in control

100% acceleration of any remaining unvested restricted stock and options upon a termination following a change of control

Upon termination during the performance period, 25%

12 months acceleration of restricted stock and options as a basic severance benefit

50% acceleration of options and restricted stock upon a change in control after the performance period

Upon a change in control during the performance period, 50% acceleration of any unvested performance shares on the date of the change in control and, subject to continued employment, 16.667% vesting of such shares on each of 1st, 2nd and 3rd anniversaries of the date of the change in control

100% acceleration of any remaining unvested restricted stock and options upon a termination following a

12 months acceleration of options and 100% acceleration of restricted stock as a basic severance benefit 100% acceleration of all options and restricted stock upon a change in control acceleration of any unvested performance shares on the termination date and remainder of the shares to vest as restricted shares pursuant to the terms of the employment agreement change of control

Upon termination during the performance period, 25% acceleration of any unvested performance shares on the termination date and remainder of the shares to vest as restricted shares pursuant to the terms of the employment agreement

Previous Health Benefit Continuation Upon a Termination Following a Change of Control	12 months	12 months	12 months
Amended Health Benefit Continuation Upon a Termination Following a Change of Control	18 months	18 months	18 months

All other terms of their respective employment agreements remain the same.

The foregoing summaries are qualified in their entirety by reference to the amendments to their respective employment agreements, copies of which are attached as Exhibit 10.1 through Exhibit 10.4, respectively, to this Current Report on Form 8-K and are incorporated herein by reference, and to the original employment agreements, as amended and previously filed, which are also incorporated herein by reference.

Item 9.01.     Financial Statements and Exhibits.

(d)	Exhibits

10.1	Amendment to Employment Agreement between Sonus Networks, Inc. and Raymond P. Dolan, accepted February 15, 2013.

10.2	Amendment to Employment Agreement between Sonus Networks, Inc. and Maurice Castonguay, accepted February 15, 2013.

10.3	Amendment to Employment Agreement between Sonus Networks, Inc. and Todd Abbott, accepted February 15, 2013.

10.4	Amendment to Executive Severance and Arbitration Agreement between Sonus Networks, Inc. and Matthew Dillon, accepted February 15, 2013.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 19, 2013	SONUS NETWORKS, INC.

	By:	/s/ Jeffrey M. Snider
Jeffrey M. Snider
Senior Vice President, Chief Administrative Officer, General Counsel and Secretary

Exhibit Index

10.1	Amendment to Employment Agreement between Sonus Networks, Inc. and Raymond P. Dolan, accepted February 15, 2013.

10.2	Amendment to Employment Agreement between Sonus Networks, Inc. and Maurice Castonguay, accepted February 15, 2013.

10.3	Amendment to Employment Agreement between Sonus Networks, Inc. and Todd Abbott, accepted February 15, 2013.

10.4	Amendment to Executive Severance and Arbitration Agreement between Sonus Networks, Inc. and Matthew Dillon, accepted February 15, 2013.